EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of M/A-COM Technology Solutions Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 28, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Charles Bland, as Chief Executive Officer of the Company, and Conrad R. Gagnon, as Chief Financial Officer, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

/s/ Charles Bland
Charles Bland
Chief Executive Officer
Director
November 27, 2012

/s/ Conrad R. Gagnon
Conrad R. Gagnon
Chief Financial Officer
November 27, 2012